EXHIBIT 13.1

Certification Of Periodic Financial Report
Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

In connection with the Annual Report of Richmont Mines Inc. (the "Company") on Form 20-F for the period ending December 31, 2007 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Rivard, President and Chief Executive Officer of the Company hereby certify that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2008	(/s/) Martin Rivard
Martin Rivard
President and Chief Executive Officer

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (15 U.S.C. §78r), or otherwise subject to the liability of that Section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Certification Of Periodic Financial Report
Pursuant to Section 906
of the
Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

In connection with the Annual Report of Richmont Mines Inc. (the "Company") on Form 20-F for the period ending December 31, 2007 as filed with Securities and Exchange Commission on the date hereof (the "Report"), I, Nicole Veilleux, Financial Director and Chief Financial Officer of the Company hereby certify that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2008	(/s/) Nicole Veilleux
Nicole Veilleux
Financial Director and Chief Financial Officer

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (15 U.S.C. §78r), or otherwise subject to the liability of that Section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.